                                                                    EXHIBIT 99.2


                    ELECTION FORM AND LETTER OF TRANSMITTAL
                                       to

 elect the form of consideration to be received for shares of common stock of

                      HEALTHCARE FINANCIAL PARTNERS, INC.

 in the merger of HealthCare Financial Partners, Inc. into HF5, Inc., a wholly-
                owned subsidiary of Heller Financial, Inc.

              Deliver by hand, mail or overnight delivery to

                              THE BANK OF NEW YORK
                               as Exchange Agent
                                       at

                                                    By Mail:
  By Hand or Overnight Delivery:

                                              The Bank of New York
       The Bank of New York
                                        Tender & Exchange Department
 Tender & Exchange Department
                                               P.O. Box 11248
      101 Barclay Street
                                           Church Street Station
  Receive and Deliver Window
                                       New York, New York 10286-1248
   New York, New York 10286

Delivery of this Election Form to an address other than an address listed above will not constitute a valid delivery to the Exchange Agent.

 If you have questions or want additional copies of this Election Form, please contact

             Corporate Investor Communications, Inc., which is

              acting as the Information Agent for the merger,

 at the address or phone number listed on the back of this Election Form.

   To make a valid election, you must deliver to the Exchange Agent at one of the addresses listed above (i) this Election Form, completed and signed, (ii) the certificates representing the shares of HealthCare Common Stock described in Box A or a confirmation of book-entry transfer of the shares to the Exchange Agent's account at The Depository Trust Company ("DTC") and (iii) the completed and signed Substitute Form W-9 included with this Election Form. These documents must be received by the Exchange Agent before 5:00 p.m., New York time, on July 19, 1999, unless extended (the "Election Deadline"). The procedures for making a book-entry transfer of your shares of HealthCare Common Stock are described in Instruction 4 to this Election Form. If the Exchange Agent receives your Election Form after the Election Deadline, you will be deemed to have made no election as to the shares of HealthCare Common Stock listed on your Election Form, regardless of the election you actually marked. We have enclosed a green envelope which you may use to submit your Election Forms and stock certificates to the Exchange Agent.

   Before you complete this Election Form, you should carefully read the Proxy Statement/Prospectus that accompanies this Election Form. A composite copy of the merger agreement, as amended, relating to the merger of HealthCare into HF5, is included as Appendix A to the Proxy Statement/Prospectus.

   You may revoke this Election Form and withdraw the shares of HealthCare Common Stock that you tendered with this Election Form or change the election that you made on this Election Form at any time before the Election Deadline by complying with the procedures described in Instruction 13 to this Election Form.

   Describe in Box A below, and make an election with respect to, the shares of HealthCare Common Stock that you intend to tender with this Election Form. Your choice of election is as follows:

                 What You Have Elected to Receive for Each of
Election         Your Tendered Shares of HealthCare Common Stock
--------         -----------------------------------------------
Stock Election.. the number of shares of Heller Class A Common Stock equal to the Per Share Consideration Value (as defined below) divided by the average closing price of Heller Class A Common Stock on the New York Stock Exchange during the Pricing Period (as
                 defined below)

Cash Election... cash in an amount equal to the Per Share Consideration Value

No-Election..... cash, Heller Class A Common Stock or a combination of both, depending upon the elections of other HealthCare stockholders, with a total value equal to the Per Share Consideration Value

  You may make only one election per Election Form. The Exchange Agent will treat shares of HealthCare Common Stock included on any Election Form with more than one checked election box or without any checked election box as no-election shares. You can make different elections for different shares of HealthCare Common Stock, including shares represented by a single stock certificate. Therefore, you may elect to receive a combination of Heller Class A Common Stock and cash as your merger consideration. To divide your holdings of HealthCare Common Stock and make a separate election as to specified shares, you will need to submit more than one Election Form.

  The Exchange Agent will pay cash instead of any fractional shares of Heller Class A Common Stock otherwise issuable in the merger.

 BOX A: ELECTION AND DESCRIPTION OF TENDERED SHARES OF HEALTHCARE COMMON STOCK

                      (See Instructions 3, 6 and 13)
-----------------------------------------------------------------------
                    Choose ONE:
      [_] Stock Election  [_] Cash Election [_] No-Election
-----------------------------------------------------------------------

                                              Aggregate
                                                Number
                                             of Shares of
  Name(s) and Address(es) of                  HealthCare      Number
    Registered Holder(s),                    Common Stock  of Shares of
    Exactly as They Appear                  Represented by  HealthCare
on Certificates for HealthCare              Certificate(s) Common Stock
  Common Stock or Book-Entry                      or       Tendered and
  Accounts (please fill in,     Certificate   Book-Entry    Subject to
          if blank)             Number(s)*   Confirmation   Election**
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
-----------------------------------------------------------------------
                                  Totals:
-----------------------------------------------------------------------

 [_] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY
     TRANSFER TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE
     FOLLOWING:

  Name of Tendering Institution __________________________________________

  Account No. ____________________________________________________________

  Transaction Code No. ___________________________________________________

-------------------------------------------------------------------------------

  * Need not be completed if you are tendering your HealthCare Common
    Stock by book-entry transfer.
 ** Unless you indicate otherwise, you will be deemed to have tendered and made your election on this Election Form with respect to the entire number of shares represented by the certificate(s) or book-
    entry confirmation.
-------------------------------------------------------------------------------
 [_] Check here if this election represents a revocation of an earlier election.

   If the certificates representing the shares of HealthCare Common Stock described in Box A have been lost, stolen or destroyed, you should contact the Exchange Agent for assistance in replacing them. It is critical that you obtain replacement certificates because your delivery of this Election Form will not be effective if you do not deliver the certificates representing the shares of HealthCare Common Stock described in Box A or confirmation of a book-entry transfer of these shares to the Exchange Agent's account at DTC.

   The value of the consideration that you will receive for each of your shares of HealthCare Common Stock will be approximately $35.00, subject to adjustment as discussed below. The Exchange Agent will compute the average closing price of Heller Class A Common Stock as reported on the New York Stock Exchange for the 10 trading days beginning on July 6, 1999 and ending on, and including, July 19, 1999 (the "Pricing Period"). If the average closing price of Heller Class A Common Stock for the Pricing Period is greater than $21.54 but less than $28.73, the value of the consideration that you receive for each of your shares of HealthCare Common Stock (the "Per Share Consideration Value") will be $35.00 as of the end of the Pricing Period. If the average closing price of Heller Class A Common Stock for the Pricing Period is equal to or greater than $28.73, the Per Share Consideration Value will be greater than $35.00 as of the end of the Pricing Period. If the average closing price of Heller Class A Common Stock for the Pricing Period is equal to or less than $21.54, the Per Share Consideration Value will be less than $35.00 as of the end of the Pricing Period. The following table shows how we will adjust the Per Share Consideration Value, based upon the average closing price of Heller Class A Common Stock on the New York Stock Exchange during the Pricing Period:


                Average
        Closing Price of Heller
                Class A
           Common Stock for                          Per Share Consideration
          the Pricing Period                                  Value
        -----------------------                    ----------------------------
      $21.54 or less*............................. $20.65 plus 66.62% of the average closing price during
                                                   the Pricing Period

      Greater than $21.54, but less than $28.73... $35.00

      At least $28.73, but less than $31.12....... $20.65 plus 49.95% of the average closing price during
                                                   the Pricing Period

      $31.12 or more.............................. $36.19

     -------

     *If the average closing price of Heller Class A Common Stock during the Pricing Period is less than $20.35, HealthCare has the option to terminate the merger agreement unless Heller agrees to a Per Share Consideration Value of $34.21.

   Because of limitations on the aggregate amount of cash consideration and stock consideration to be issued by Heller in the merger, you may not receive the form of consideration that you elect. If the elections result in the oversubscription of either cash consideration or stock consideration, the procedure for allocating cash and shares of Heller Class A Common Stock set forth in Article II of the merger agreement and described in the Proxy Statement/Prospectus under the heading "The Merger--Merger Consideration" will be followed by the Exchange Agent. All decisions by the Exchange Agent with respect to this allocation process will be final and binding.

   If you wish to make no election, you do not have to submit this Election Form prior to the Election Deadline, but your shares of HealthCare Common Stock must be surrendered to the Exchange Agent in order to receive the merger consideration.

   The completion of the merger is subject to the satisfaction of conditions, and if the merger agreement is terminated, the Exchange Agent will promptly return shares of HealthCare Common Stock submitted with Election Forms. No payments related to any surrendered shares of HealthCare Common Stock will be made before the merger is completed.

Ladies and Gentlemen at The Bank of New York:

   The undersigned hereby:

   1. tenders to you, as Exchange Agent, certificates representing all of the shares of HealthCare Common Stock described in Box A or confirmation of book-entry transfer of these shares to your account at DTC;

   2. exchanges, assigns and transfers to, or upon the order of, Heller all right, title and interest in and to these shares;

   3. elects as indicated in Box A to have each of these shares converted into the right: (a) to receive cash, (b) to receive shares of Heller Class A Common Stock or (c) to make no election and receive cash, Heller Class A Common Stock or a combination of both;

   4. represents and warrants that the undersigned is as of the date of this Election Form, and will be as of the date on which the merger is completed, the registered holder of these shares, with good title and full power and authority to (a) sell, assign and transfer these shares, free and clear of all liens, claims and encumbrances, and not subject to any adverse claims, and (b) make the election indicated in Box A;

   5. understands and acknowledges that the merger and the undersigned's election are subject to the terms, conditions and limitations set forth in the merger agreement and described in the Proxy Statement/Prospectus;

   6. understands and acknowledges that the Exchange Agent will perform certain prorations set forth in Article II of the merger agreement and described in the Proxy Statement/Prospectus under the heading "The Merger-- Merger Consideration" that are designed to ensure that approximately, but in no event less than, 41% of the total consideration that Heller pays in the merger is in the form of Heller Class A Common Stock, and that these prorations may result in receipt by the undersigned of consideration in a form other than that which the undersigned elected in Box A;

   7. understands and acknowledges that the Exchange Agent reserves the right to deem that the undersigned has checked the "no-election" box with respect to the shares of HealthCare Common Stock described in Box A if:

  (a) no election choice is indicated in Box A;

  (b) more than one election choice is indicated in Box A;

  (c) the undersigned fails to follow the instructions included in this Election Form, including failure to submit the shares of HealthCare Common Stock described in Box A, or otherwise fails properly to make an election; or

  (d) the Exchange Agent does not receive a completed Election Form, including submission of the shares of HealthCare Common Stock described in Box A, prior to the Election Deadline;

and that Heller reserves the right, which it may delegate in whole or in part to the Exchange Agent, to waive any flaws in a completed Election Form but is under no obligation to do so;

   8. understands and acknowledges that, to make a valid election concerning the merger consideration, the undersigned must deliver to the Exchange Agent at one of the addresses set forth above before the Election Deadline (a) a completed and signed Election Form and Substitute Form W-9 and (b) the certificates representing the shares of HealthCare Common Stock described in Box A or confirmation of a book-entry transfer of these shares to the Exchange Agent's account at DTC.

   9. irrevocably appoints the Exchange Agent, as agent of the undersigned, to effect the exchange of these shares pursuant to the merger agreement;

   10. agrees to, upon request, execute any additional documents necessary or desirable to complete the tender and exchange of these shares;

   11. agrees that authority conferred or agreed to be conferred by this Election Form will be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and will not be affected by, and will survive, the death or incapacity of the undersigned;

   12. understands and acknowledges that all questions as to the validity, form and eligibility of any election and surrender of the shares under this Election Form will be reasonably determined by the Exchange Agent, and that determination will be final and binding; and

   13. acknowledges receipt of the Proxy Statement/Prospectus.

   If, and ONLY if, you want the certificate(s) representing Heller Class A Common Stock and/or the check issued in exchange for the shares of HealthCare Common Stock tendered with this Election Form to be issued in a name that is different from the name set forth in Box A, you must complete Box B below and have the signatures on this Election Form guaranteed in Box E.

             BOX B: SPECIAL ISSUANCE AND PAYMENT INSTRUCTIONS

                           (See Instruction 8)
-------------------------------------------------------------------------------

               Issue the certificate(s) and/or the check to:

 Name* ___________________________________________________________________
                          (Please Print or Type)

 Address: ________________________________________________________________
                          (Please Print or Type)

 Tax Identification or Social Security Number: ___________________________

-------------------------------------------------------------------------------
 * Please note that the person named in this Special Issuance and Payment Instructions must be the person who completes the Substitute Form W-9.


   If, and ONLY if, you want the certificates representing Heller Class A Common Stock and/or the check issued in exchange for the shares of HealthCare Common Stock tendered with this Election Form to be delivered to an address that is different from the address set forth in Box A, you must complete Box C below and have the signatures on this Election Form guaranteed in Box E.

                   BOX C: SPECIAL DELIVERY INSTRUCTIONS

                           (See Instruction 9)
-------------------------------------------------------------------------------

                 Deliver the certificates and/or the check to:

 Name: ___________________________________________________________________
                            (Please Print or Type)

 Address: ________________________________________________________________
                            (Please Print or Type)

 Tax Identification or Social Security Number: ___________________________

-------------------------------------------------------------------------------
         [_] Check this box if this is a permanent change of address.

   Unless otherwise indicated in Box B above, please issue any certificates of Heller Class A Common Stock and/or any check issued in exchange for the shares of HealthCare Common Stock tendered with this Election Form in the name(s) of the undersigned as they appear in Box A. Similarly, unless otherwise indicated in Box C above, please mail or deliver those certificates and/or check to the undersigned at the address as it appears in Box A.

         You MUST sign and date this Election Form in Box D below.

                           BOX D: DATE AND SIGNATURES

                            (see Instruction 7)
--------------------------------------------------------------------------------

 Date: ________________________________

                                         Date: ________________________________
 Signature*: __________________________


                                         Signature*: __________________________
 Printed Name: ________________________


                                         Printed Name: ________________________
 Capacity**: __________________________


                                         Capacity**: __________________________
 Address: _____________________________

                                         Address: _____________________________

 Daytime Telephone Number: ____________

                                         Daytime Telephone Number: ____________

--------------------------------------------------------------------------------
*Your signature must be exactly as your name appears in Box A.
**The capacity in which you are signing must be indicated if you are signing as trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity.


                           BOX E: SIGNATURE GUARANTEE

                       (see Instructions 7, 8 and 9)
--------------------------------------------------------------------------------

    The undersigned hereby guarantees the signature(s) which appear(s) on this Election Form.

 Name of Firm: ________________________________________________________________
                             (Please Print or Type)

 Name: ________________________________________________________________________
                             (Please Print or Type)

 Authorized Signature: ________________________________________________________

 Title: _______________________________________________________________________
                             (Please Print or Type)

 Address: _____________________________________________________________________

 Telephone Number: ____________________

 Date: ________________________________

                           Affix Medallion Stamp Here

                    PAYOR'S NAME: THE BANK OF NEW YORK
-------------------------------------------------------------------------------
                   Part I--PLEASE PROVIDE YOUR TIN IN THE

 SUBSTITUTE
                   BOX AT THE RIGHT AND CERTIFY BY
                                                 TIN: _______________________

 Form W-9          SIGNING AND DATING BELOW.         Social Security Number

                                                          or Employer
 Department of the                                   Identification Number
 Treasury, Internal
 Revenue Service

                  ------------------------------------------------------------

                   Part II--For Payees exempt from backup withholding,
 Payor's Request   see the enclosed Guidelines for Certification of
 for               Taxpayer Identification Number on Substitute Form W-9
 Taxpayer          and complete as instructed therein.
 Identification   ------------------------------------------------------------
 Number ("TIN")    Certification--Under penalties of perjury, I certify
 and Certification that:

                   (1) The number shown on this form is my correct TIN
                       (or I am waiting for a number to be issued to me); and

                   (2) I am not subject to backup withholding because
                       (a) I am exempt from backup withholding, or (b) I
                       have not been notified by the Internal Revenue
                       Service ("IRS") that I am subject to backup
                       withholding as a result of a failure to report
                       all interest or dividends, or (c) the IRS has
                       notified me that I am no longer subject to backup withholding.
                  ------------------------------------------------------------

                   SIGNATURE: DATE: __________________________________________


Certification Instructions--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

Note: Failure to complete and return this substitute Form W-9 may result in backup withholding of 31% of any payments made to you in exchange for the shares of HealthCare Common Stock tendered with this election form. Please review the enclosed guidelines for certification of taxpayer identification number on substitute Form W-9 for additional details

      You must complete the following certificate if you are awaiting your TIN.

            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

 I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments made to me in exchange for the shares of HealthCare Common Stock tendered with this Election Form after that time will be withheld until I provide a number.

 Signature:  Date: ___________________________________________________________

                                 INSTRUCTIONS

   1. Election Deadline. The Election Deadline is 5:00 p.m., New York time, on July 19, 1999. However, if Heller and HealthCare do not expect to complete the merger within one week after the special meeting of HealthCare stockholders that is scheduled for July 20, 1999 to approve and adopt the merger agreement and the merger, they may extend the date of the Election Deadline. Heller and HealthCare will publicly announce any extension of the Election Deadline.

   2. Delivery of this Election Form. You must deliver to the Exchange Agent at one of the addresses listed above before the Election Deadline (a) this Election Form, completed and signed, (b) the certificates representing the shares of HealthCare Common Stock described in Box A or confirmation of a book-entry transfer of these shares to the Exchange Agent's account at DTC and
(c) the completed and signed Substitute Form W-9 included in this Election Form. See Instruction 4 below if you choose to deliver shares of HealthCare Common Stock by book-entry transfer. You choose the method of delivery of this Election Form and any stock certificates at your own risk. We recommend that you use an overnight or hand delivery service or registered mail, appropriately insured, return receipt requested. Delivery of this Election Form will be deemed effective, and the risk of loss with respect to any shares of HealthCare Common Stock tendered with this Election Form will pass, only when the certificates or confirmation of book-entry transfer, as applicable, are actually received by the Exchange Agent.

   3. Tender by Registered Holder. Only the registered holder of the shares of HealthCare Common Stock described in Box A may tender those shares. Any beneficial owner that is not the registered holder of those shares and that wishes to tender those shares should arrange with the registered holder to execute and deliver this Election Form on behalf of that owner or that owner must, prior to completing and executing this Election Form and tendering those shares, either make appropriate arrangements to register ownership of the shares in that beneficial owner's name or obtain a properly completed stock power from the registered holder.

   4. Book-Entry Delivery. The Exchange Agent will make a request to establish an account with respect to the shares of HealthCare Common Stock to be tendered in connection with the merger at DTC within two business days after the date of the mailing of this Election Form to the HealthCare stockholders. Any financial institution that is a participant in DTC's system may make a book-entry transfer of shares of HealthCare Common Stock by causing DTC to transfer those shares into the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer. Although you may effect the delivery of shares of HealthCare Common Stock through book-entry transfer at DTC before the Election Deadline, you must deliver a completed and signed Election Form with any required signature guarantees to the Exchange Agent at one of the addresses listed above before the Election Deadline. You should not send this Election Form or any of the other required documents included with this Election Form to DTC because a delivery to DTC of the documents will not constitute a delivery to the Exchange Agent.

   5. Lost, Stolen or Destroyed Certificates. You cannot submit an effective Election Form without transmitting with the Election Form certificates representing the shares of HealthCare Common Stock described in Box A or a confirmation of a book-entry transfer of these shares into the Exchange Agent's account at DTC. If your HealthCare Common Stock certificates have been lost, stolen or destroyed, you must call the Exchange Agent for additional documentation that you must complete to obtain replacement certificates to tender. You will be required to post an indemnity bond.

   6. Partial Tenders. If you choose to tender, and make an election with respect to, less than the entire number of shares of HealthCare Common Stock represented by a certificate described in Box A, then you should fill in the number of shares that you wish to tender and for which you wish to make an election in the column of Box A entitled "Number of Shares of HealthCare Common Stock Tendered and Subject to Election." Unless you indicate otherwise, you will be deemed to have tendered and made an election with respect to the entire number of shares represented by the certificate. If the entire number of shares is not tendered, then you must complete and deliver to the Exchange Agent another Election Form with respect to the remaining shares. If you do not complete and deliver to the Exchange Agent another Election Form with respect to the remaining shares, you will be deemed to have made no election with respect to those shares.

   7. Signatures on this Election Form; Stock Powers and Endorsements; Guarantee of Signatures.

   (a) All signatures must correspond exactly with the name on the face of the certificates representing, or the book-entry account transferring, the shares of HealthCare Common Stock tendered with this Election Form.

   (b) If the shares of HealthCare Common Stock tendered with this Election Form are held of record by two or more joint holders, each holder must sign this Election Form.

   (c) If the shares of HealthCare Common Stock tendered with this Election Form are registered in different names on several certificates, each registered holder must complete and deliver a separate Election Form.

   (d) If this Election Form is signed by someone other than the record holder of the shares of HealthCare Common Stock tendered with this Election Form (other than as set forth in paragraph (e) below), the certificates representing those shares must be endorsed or accompanied by appropriate stock powers signed exactly as the names of the record holders appear on the certificates.

   (e) If this Election Form is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity and that person is not the record holder of the shares of HealthCare Common Stock tendered with this Election Form, he or she must indicate the capacity in which he or she is acting when signing and must submit proper evidence of his or her authority to act.

   (f) If the shares of Heller Class A Common Stock and/or the check to be issued in exchange for the shares of HealthCare Common Stock tendered with this Election Form will be issued in the name(s) of the registered holder(s) as the name(s) appear(s) on the surrendered certificate(s) or the book-entry account, the signatures on this Election Form need not be guaranteed. If Box B and/or Box C has been completed and payment is to be made and/or delivered to someone other than the registered holder(s), then the signatures on this Election Form must be guaranteed by a financial institution, including most commercial banks, savings and loan associations and brokerage houses, that is a participant in a Medallion Signature Guarantee Program. Public notaries cannot execute acceptable guarantees of signatures.

   8. Special Issuance and Payment Instructions. If you wish to have the certificates representing the shares of Heller Class A Common Stock and/or the check issued in exchange for the shares of HealthCare Common Stock tendered with this Election Form issued in a name that is different from the name set forth in Box A, you should indicate in Box B the name and address of the person in whose name the shares of Heller Class A Common Stock and/or the check will be issued and have the signatures on this Election Form guaranteed in Box E by a financial institution that is a participant in the Medallion Guarantee Program. If any transfer or other taxes become payable by reason of the issuance of the merger consideration in any name other than that of the registered holder of HealthCare Common Stock, the transferee or assignee must pay these taxes to the Exchange Agent or establish to the Exchange Agent's satisfaction that these taxes have been paid.

   9. Special Delivery Instructions. If you wish to have the certificates representing the shares of Heller Class A Common Stock and/or the check issued in exchange for the shares of HealthCare Common Stock tendered with this Election Form delivered to an address that is different from the address set forth in Box A, you should indicate in Box C the address to which the shares of Heller Class A Common Stock and/or the check should be delivered and have the signatures on this Election Form guaranteed in Box E by a financial institution that is a participant in the Medallion Guarantee Program.

   10. Important Tax Information; Substitute Form W-9. Under federal income tax law, the Exchange Agent is required to file a report with the Internal Revenue Service ("IRS") disclosing any payments made to you pursuant to the merger agreement. The Exchange Agent may also be required to impose 31% backup withholding (a) if you do not provide the information required on the Substitute Form W-9 or (b) if you have been notified by the IRS that you are subject to backup withholding as a result of a failure to report all interest and dividends. If you do not provide the certifications required on the Substitute Form W-9, the IRS may impose a $50 penalty on you.

   In order to avoid backup withholding resulting from a failure to provide a correct certification, you must (a) provide the Exchange Agent with your taxpayer identification number ("TIN") on the Substitute Form W-9 and (b) certify under penalties of perjury that the TIN that you provided is correct and that you are not otherwise subject to backup withholding. See the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Election Form for instruction regarding the TIN that you must provide.

   A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that person's exempt status. Foreign investors should consult their tax advisors regarding the need to complete IRS Form W-8 and any other forms that may be required.

   If you do not have a TIN, but have applied for a TIN or intend to apply for a TIN in the near future, you should complete and sign the Certificate of Awaiting Taxpayer Identification Number on the Substitute Form W-9. If you do not provide the Exchange Agent with a TIN before the Election Deadline, you will be subject to 31% backup withholding.

   Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

   Please read the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Election Form and consult your own tax advisors for additional important information on how to complete the Substitute Form W-9.

   For a summary of the federal income tax consequences of the receipt of cash or Heller Class A Common Stock as the merger consideration, see "The Merger-- Material Federal Income Tax Consequences" in the Proxy Statement/Prospectus. In addition, you are urged to consult with your tax advisor.

   11. Validity of Tenders. Heller has the discretion, which it may delegate to the Exchange Agent, to determine whether an Election Form has been properly completed, signed and submitted or revoked and to disregard immaterial defects in any Election Form. The good faith decision of Heller and/or the Exchange Agent on these matters will be conclusive and binding. Neither Heller nor the Exchange Agent is under any duty to notify you of any defects in any Election Form.

   12. Inadequate Space. If the space provided in Box A is inadequate, you may describe additional certificates on an additional page and attach it to this Election Form.

   13. Revocation or Change of Form of Election. You may revoke an election made on an Election Form by delivering written notice to the Exchange Agent before the Election Deadline. If you revoke this Election Form, you may request the return of the shares of HealthCare Common Stock described in Box A from the Exchange Agent, and your request will promptly be granted without charge. You may change your form of election on this Election Form by delivering a completed replacement Election Form to the Exchange Agent prior to the Election Deadline. If a completed Election Form is not submitted after a revocation, but before the Election Deadline, the shares represented by the revoked Election Form will be deemed no-election shares.

   14. Termination of Merger Agreement. If Heller and HealthCare terminate the merger agreement, all forms of election will be void and of no effect, and the Exchange Agent will return to you the shares of HealthCare Common Stock that you tendered with this Election Form without charge as promptly as practicable by first class, insured mail or by book-entry transfer to your account at DTC.

   15. Revocation of Dissenter's Rights. If you deliver an Election Form that is not revoked, Heller and HealthCare will deem that delivery a revocation of any objection to the merger that you previously filed for purposes of exercising dissenter's rights and a waiver of your future rights to exercise these rights.

   16. Information and Additional Copies. You may obtain additional information regarding, and additional copies of, the Proxy
Statement/Prospectus and this Election Form from the Information Agent at the address or phone number listed on the back of this Election Form.

         GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                      NUMBER ON SUBSTITUTE FORM W-9

   The following table will help you determine which number to provide on the Substitute Form W-9:

NOTE: Social security numbers have nine digits separated by two hyphens, i.e., 000-00-000, and employer identification numbers have nine digits separated by only one hyphen, i.e., 00-0000000.

NOTE: All "Section" references are to the Internal Revenue Code of 1986, as amended.

                              Give The
For This Type of Account:     Social Security
                              Number of:
-----------------------------------------------
1. Individual                 The Individual
2. Two or more individuals    The actual owner
 (joint account)              of the account
                              or, if combined
                              funds, the first
                              individual on the
                              account*
3. Custodian account of a     The minor**
 minor (Uniform Gift to
 Minors Act)
4. a. The usual revocable     The grantor-
      savings trust account   trustee*
      (grantor is also
      trustee)
b. So-called trust account    The actual owner*
   that is not a legal or
   valid trust under state
   law
5. Sole proprietorship        The owner***

----------------------------------------

                               Give The Employer
For This Type of Account:      Identification
                               Number of:
                                          ------
 6. Sole proprietorship        The owner***
 7. A valid trust, estate, or  The legal
    pension trust              entity****
 8. Corporate                  The corporation
 9. Association, club,         The organization
    religious, charitable
    educational, or other
    tax-exempt organization
10. Partnership                The partnership
11. A broker or registered     The broker or
    nominee                    nominee
12. Account with the           The public entity
    Department of Agriculture
    in the name of a public
    entity (such as a state
    or local government,
    school district or
    prison) that receives
    agricultural program
    payments

                                          -------------------------------------

* List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

**  Circle the minor's name and furnish the minor's social security number.

*** You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

**** List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

   NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

Obtaining Number
If you don't have a taxpayer identification number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Holders Exempt From Backup Withholding
Holders specifically exempted from withholding include:

  . An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  . The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  . An international organization or any agency or instrumentality thereof.

  . A foreign government and any political subdivision, agency or instrumentality thereof.
  Holders that may be exempt from backup withholding include:

  . A corporation.

  . A financial institution.

  . A dealer in securities or commodities required to register in the United
    States, the District of Columbia or a possession of the United States.

  . A real estate investment trust.

  . A common trust fund operated by a bank under Section 584(a).

  . An entity registered at all times during the tax year under the Investment
    Company Act of 1940.

  . A middleman known in the investment community as a nominee or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc., Nominee List.

  . A futures commission merchant registered with the Commodity Futures
    Trading Commission.

  . A foreign central bank of issue.
  Payments of dividends and patronage dividends generally exempt from backup withholding include:

  . Payments to nonresident aliens subject to withholding under Section 1441.

  . Payments to partnerships not engaged in a trade or business in the United
    States and that have at least one nonresident alien partner.

  . Payments of patronage dividends not paid in money.

  . Payments made by certain foreign organizations.

  . Section 404(k) payments made by an ESOP.

  . Payments of interest generally exempt from backup withholding include:

  . Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  . Payments described in Section 6049(b)(5) to nonresident aliens.

  . Payments on tax-free covenant bonds under Section 1451.

  . Payments made by certain foreign organizations.

  Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.
  If you are exempt from backup withholding, you should complete the Substitute Form W-9 to avoid possible erroneous backup withholding.

Privacy Act Notice
  Section 6109 requires you to provide your correct TIN to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties
  Failure to Furnish Taxpayer Identification Number--If you fail to furnish your TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
  Civil Penalty for False Information with Respect to Withholding--If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
  Criminal Penalty for Falsifying Information--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
             For Additional Information Contact Your Tax Consultant
                        Or The Internal Revenue Service.

                         The Information Agent is:

                    Corporate Investor Communications, Inc.
                               111 Commerce Road
                       Carlstadt, New Jersey 070072-2586

                   Telephone: 1-877-460-4349 (toll free)